UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): August 30, 2012

FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Boulevard., Suite 2300
Irving, Texas (Address of Principal Executive Offices)		75039 (Zip Code)

(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Flowserve Corporation, a New York corporation (the “Company”), intends to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the "SEC") pursuant to which the Company may, from time to time, offer debt securities that are fully and unconditionally and jointly and severally guaranteed by certain of the Company's 100% owned domestic subsidiaries. The Company is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The Company is disclosing condensed consolidating financial information of the subsidiary guarantors in a new footnote to certain of its previously issued financial statements. The Company is updating the historical financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2011 (the "Form 10-K") to include Note 20 in the Notes to Consolidated Financial Statements for the periods disclosed therein. The Company is also updating the historical financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the "Form 10-Q") to include Note 15 in the Notes to Condensed Consolidated Financial Statements for the periods disclosed therein. These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed only for the purposes described herein. All other information in the Company's Form 10-K and Form 10-Q remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K or Form 10-Q, nor does it reflect any subsequent information or events, other than the inclusion of the supplemental guarantor financial information.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Consolidated Financial Statements of Flowserve Corporation and subsidiaries and Notes thereto for the year ended December 31, 2011, as supplemented on August 30, 2012 by the updating of Note 20.
99.2
Condensed Consolidated Financial Statements of Flowserve Corporation and subsidiaries and Notes thereto for the three and six months ended June 30, 2012, as supplemented on August 30, 2012 by the updating of Note 15.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.LAB	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: August 30, 2012	By: /s/ MICHAEL S. TAFF
Michael S. Taff
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Consolidated Financial Statements of Flowserve Corporation and subsidiaries and Notes thereto for the year ended December 31, 2011, as supplemented on August 30, 2012 by the updating of Note 20.
99.2
Condensed Consolidated Financial Statements of Flowserve Corporation and subsidiaries and Notes thereto for the three and six months ended June 30, 2012, as supplemented on August 30, 2012 by the updating of Note 15.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.LAB	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document